Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-12513 and in Registration Statement No. 33-49849 of Union Pacific Corporation on Forms S-8 of our report dated June 3, 1998 appearing in Exhibit 99(a) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP

Omaha, Nebraska
June 26, 1998




                                                 Exhibit 23



INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 33-49785 of Union Pacific Corporation on Form S-8 of our report dated June 3, 1998, appearing in Exhibit 99(b) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1997.





DELOITTE & TOUCHE LLP

Omaha, Nebraska
June 26, 1998



                                                 Exhibit 23




INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 33-53968 of Union Pacific Corporation on Form S-8 of our report dated June 3, 1998, appearing in Exhibit 99(d) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1997.





DELOITTE & TOUCHE LLP

Omaha, Nebraska
June 26, 1998




                                                 Exhibit 23




INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 333-10797 of Union Pacific Corporation on Form S-8 of our report dated June 3, 1998, appearing in Exhibit 99(e) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1997.





DELOITTE & TOUCHE LLP

Omaha, Nebraska
June 26, 1998



                                                 Exhibit 23




INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement No. 333-13115 of Union Pacific Corporation on Form S-8 of our report dated June 3, 1998, appearing in Exhibit 99(f) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1997.


DELOITTE & TOUCHE LLP

Omaha, Nebraska
June 26, 1998


                                                 Exhibit 23



CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
  Union Pacific Corporation:


We consent to the incorporation by reference in Registration Statements No. 33-76930 and No. 33-83390 on Form S-8 of Union Pacific Corporation of our report dated June 20, 1997, except as to note 9 which is as of October 10, 1997, relating to the statement of net assets available for benefits (modified cash basis) of Southern Pacific Rail Corporation Thrift Plan as of December 31, 1996, and the related statement of changes in net assets available for benefits (modified cash basis) for the year then ended, which report appears in the December 31, 1997 annual report on Form 11-K of Southern Pacific Rail Corporation Thrift Plan. Our report notes those financial statements were prepared on a modified cash basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.




KPMG Peat Marwick LLP

San Francisco, California
June 26, 1998



                                                     Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-51735 of Union Pacific Corporation on
Form S-8 of our report dated June 25, 1998 on the financial statements of Skyway Savings Plan, appearing in
Exhibit 99(c) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1997.




Deloitte & Touche LLP

San Jose, California
June 25, 1998